SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2008
                                                        -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                     1-1031                   22-0743290
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX

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ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED         3
             LISTING RULE OR STANDARD; TRANSFER OF LISTING

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS                             3



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                                                                          Page 3


Item 3.01 Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing

                  Ronson Corporation (the "Company") today reported it received a Nasdaq Staff Deficiency Letter on November 17, 2008, indicating that the Company does not comply with the minimum Stockholders' Equity requirement for continued listing set forth in Marketplace Rule 4310(c)(3). This rule requires that the Company have a minimum of $2,500,000 in Stockholders Equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

As requested by the Nasdaq Staff, the Company is preparing a plan to achieve and maintain compliance with the Nasdaq requirements for continued listing.

On November 21, 2008, the Company issued a press release in the form attached as
Exhibit 99.1, which is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

                  a) Financial Statements: None
                  b) Pro Forma Financial Information: None
                  c) Exhibits:

                     99.1) Ronson Corporation Press Release dated November 21, 2008, "Ronson Corporation Reports Receipt of Nasdaq Letter Regarding Compliance".



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ronson Corporation

                                                   /s/Daryl K. Holcomb
                                                   -------------------------
                                                   Daryl K. Holcomb
                                                   Vice President,
                                                   Chief Financial Officer &
                                                   Controller
Dated:  November 21, 2008